Exhibit 16

                               POWER OF ATTORNEY


         We, the undersigned Officers and Trustees of The Mentor Funds (the "Trust"), hereby severally constitute and appoint Daniel J. Ludeman, Peter J. Quinn, and Paul F. Costello and each of them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statement on Form N-14 of the Trust and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS our hands and common seal on the date set forth below.



Signature                                         Title                                    Date
---------                                         -----                                    ----


-----------------------                           Trustee                               May __, 1998
Arch T. Allen, III


-----------------------                           Trustee                               May __, 1998
Jerry R. Barrentine


-----------------------                           Trustee                               May 7, 1998
Arnold H. Dreyfuss


-----------------------                           Trustee                               May __, 1998
Weston E. Edwards

/s/ Thomas F. Keller
-----------------------                           Trustee                               May __, 1998
Thomas F. Keller






-----------------------                           Chairman; Trustee                     May __, 1998
Daniel J. Ludeman

/s/ Louis W. Moelchert, Jr.
-----------------------                           Trustee                               May  6, 1998
Louis W. Moelchert, Jr.


-----------------------                           Trustee                               May __, 1998
J. Garnett Nelson


-----------------------                           Trustee                               May __, 1998
Troy A. Peery, Jr.

/s/ Peter J. Quinn, Jr.
-----------------------                           Trustee                               May __, 1998
Peter J. Quinn, Jr.

/s/ Paul F. Costello
-----------------------                           President; Principal                  May __, 1998
Paul F. Costello                                  Executive Officer

/s/ Terry L. Perkins
-----------------------                           Treasurer; Principal                  May __, 1998
Terry L. Perkins                                  Financial and
                                                  Accounting Officer

                               POWER OF ATTORNEY



         We, the undersigned Officers and Trustees of The Mentor Funds (the "Trust"), hereby severally constitute and appoint Daniel J. Ludeman, Peter J. Quinn, and Paul F. Costello and each of them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statement on Form N-14 of the Trust and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS our hands and common seal on the date set forth below.



Signature                                         Title                                    Date
---------                                         -----                                    ----


-----------------------                           Trustee                               May __, 1998
Arch T. Allen, III


-----------------------                           Trustee                               May __, 1998
Jerry R. Barrentine

/s/Arnold H. Dreyfuss
-----------------------                           Trustee                               May  7, 1998
Arnold H. Dreyfuss


-----------------------                           Trustee                               May __, 1998
Weston E. Edwards


-----------------------                           Trustee                               May __, 1998
Thomas F. Keller



/s/ Daniel J. Ludeman
-----------------------                           Chairman; Trustee                     May __, 1998
Daniel J. Ludeman


-----------------------                           Trustee                               May  6, 1998
Louis W. Moelchert, Jr.


-----------------------                           Trustee                               May __, 1998
J. Garnett Nelson


-----------------------                           Trustee                               May __, 1998
Troy A. Peery, Jr.

/s/ Peter J. Quinn, Jr.
-----------------------                           Trustee                               May __, 1998
Peter J. Quinn, Jr.

/s/ Paul F. Costello
-----------------------                           President; Principal                  May __, 1998
Paul F. Costello                                  Executive Officer

/s/ Terry L. Perkins
-----------------------                           Treasurer; Principal                  May __, 1998
Terry L. Perkins                                  Financial and
                                                  Accounting Officer


                               POWER OF ATTORNEY


         We, the undersigned Officers and Trustees of The Mentor Funds (the "Trust"), hereby severally constitute and appoint Daniel J. Ludeman, Peter J. Quinn, and Paul F. Costello and each of them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statement on Form N-14 of the Trust and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS our hands and common seal on the date set forth below.



Signature                                         Title                                    Date
---------                                         -----                                    ----

/s/ Arch T. Allen, III
-----------------------                           Trustee                               May __, 1998
Arch T. Allen, III


-----------------------                           Trustee                               May __, 1998
Jerry R. Barrentine


-----------------------                           Trustee                               May __, 1998
Arnold H. Dreyfuss


-----------------------                           Trustee                               May __, 1998
Weston E. Edwards


-----------------------                           Trustee                               May __, 1998
Thomas F. Keller



                               STRATEGY PORTFOLIO
                                  MENTOR FUNDS
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

                       PROXY FOR MEETING OF SHAREHOLDERS
                                 JULY ___, 1998

The undersigned hereby appoints Daniel J. Ludeman, Peter J. Quinn, Jr., and Paul
F. Costello, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of the Trust, on July ___, 1998 at 9:00 a.m., Richmond time, and at any adjournments thereof, all of the shares of the Strategy Portfolio which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees recommends a vote FOR the proposal.


TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS:   [ ]         KEEP THIS PORTION FOR YOUR RECORDS
                                            DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

STRATEGY PORTFOLIO


                                              FOR          AGAINST       ABSTAIN
Proposal to approve Agreement and
Plan of Reorganization.                       [ ]            [ ]           [ ]

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.


------------------------    -----------    ------------------------    --------
        Signature              Date        Signature (Joint Owners)      Date
[PLEASE SIGN WITHIN BOX]
                                      -19-